SCHEDULE 14 C

                INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

                      [ ] Preliminary information statement
                      [X] Definitive information statement

Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                        PAPERFREE MEDICAL SOLUTIONS, INC.
                  (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.
                [ ] Fee computed on table below per Exchange Act
                            Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: Not Applicable. (2) Aggregate number of securities to which transaction applies: Not Applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable. (4) Proposed maximum aggregate value of transaction: Not Applicable.
(5) Total fee paid: Not Applicable.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: Not Applicable.
(2) Form, Schedule or Registration Statement No. : Not Applicable. (3) Filing
Party: Not Applicable. (4) Date Filed: Not Applicable.

                        PAPERFREE MEDICAL SOLUTIONS, INC.
                 121 West Sycamore Streeto Kokomo, Indiana 46901
                    Tel: (765) 456-1089o Fax: (765) 456-1091
-------------------------------------------------------------------------------

                                December 16, 2005

TO THE STOCKHOLDERS:

         This Information Statement is being provided to inform you that the Board of Directors and the holders of a majority of the outstanding voting stock of PaperFree Medical Solutions, Inc., a Nevada corporation (the "Company"), has delivered to the Company written consent to the following action:

                  Amend the Articles of Incorporation of the Company to increase the number of common shares the Company is authorized to issue from 70,000,000 to 500,000,000.

         The actions taken by the holders of a majority of the outstanding voting stock will become effective twenty (20) days from the date hereof.

         This Information Statement is being provided to you for information purposes only. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

Very truly yours,


/s/William L. Sklar
---------------------------
William L. Sklar, President

                              INFORMATION STATEMENT
                                       OF
                        PAPERFREE MEDICAL SOLUTIONS, INC.

                       NOTICE TO STOCKHOLDERS PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


         This Information Statement is being furnished to the holders of common stock, $.001 par value per share (the "Company Common Stock"), of PaperFree Medical Solutions, Inc., a Nevada corporation (the "Company") to inform you that the Board of Directors of the Company and the holders of a majority of the outstanding voting stock have authorized, by written consent dated December 2, 2005 an amendment to the Company's Articles of Incorporation to increase the number of common shares the Company is authorized to issue from 70,000,000 to 500,000,000.

-------------------------------------------------------------------------------
                 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

                        REQUESTED NOT TO SEND US A PROXY
-------------------------------------------------------------------------------

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

         Pursuant to resolutions dated December 2, 2005, the Company will amend their Articles of Incorporation to increase the number of common shares the Company is authorized to issue from 70,000,000 to 500,000,000. The amendment will become effective upon the proper filing of Articles of Amendment to the Articles of Incorporation. There are currently 54,539,181 shares issued and outstanding.

         The decision to increase the authorized stock of the Company was based on the desire of management to have additional shares of common stock available for issuance.

         There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the common stock to be authorized. However, the Board of Directors believes it prudent to have shares of common stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

         It should be recognized that the issuance of additional authorized common stock may have the effect of deterring or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of the Company common stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 MAY BE OBTAINED, AT NO CHARGE, BY WRITTEN REQUESTS FROM MR. WILLIAM L. SKLAR, PRESIDENT, PAPERFREE MEDICAL SOLUTIONS, INC., 121 WEST SYCAMORE STREET, KOKOMO, INDIANA 46901 OR CALLING MR. SKLAR AT (765) 456-1089. COPIES CAN ALSO BE OBTAINED, AT NO CHARGE, FROM THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, D.C. 20549, AT PRESCRIBED RATES. WE FILE DOCUMENTS AND REPORTS ELECTRONICALLY THROUGH THE ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM ("EDGAR") WHICH IS PUBLICLY AVAILABLE, AT NO CHARGE, THROUGH THE COMMISSION'S INTERNET WORLD WIDE WEBSITE, HTTP://WWW.SEC.GOV.

   DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS OF REGISTRANT

        The directors, executive officers and key employees of the Company, are as follows:

                  NAME                          POSITION
              William L. Sklar                  Chief Executive Officer,
                                                Chairman, President, Chief
                                                Financial Officer, Chief
                                                Accounting Officer, Secretary
                                                and Director
              David L. Bailey                   Director
              Richard Paver                     Director
              T. Marshall Wilde                 Director

         William L. Sklar, President, Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Secretary and
Director. Mr. Sklar has operated Willmar Management Corp., a consultancy providing business and financial services since 1988. Since
1999, he has acted as a consultant to Secure Electrans Ltd., a UK provider of domestic electric meters. Mr. Sklar sits on the Board of Directors of Pathogenics, Inc and OTC BB company.. He served as director and Vice Chairman for Metro Toronto Housing Authority a
Provincial-Federal board overseeing 32,000 rental units in Toronto from 1983-1989. He received a Bachelor of Commerce degree from the University of Toronto in 1970.

         David L Bailey, Director. Mr. Bailey served as Chairman of the Board, President and Chief Executive Officer of CeriStar,
Inc., a publicly traded company whose principal product is the delivery of voice, video and data services over a fiber network, from December 1999 until October 9, 2003. From May 1997 to December 1999, Mr. Bailey served as Managing Partner of DL Group, a limited liability corporation, which marketed computer software and telecommunications products. From 1993 to 1997, he was Chairman and Chief Executive Officer of VZ Corp., a software development company. Mr. Bailey has also been Chairman and Chief Executive Officer of Clyde Digital Systems and Cericor, and was the lead founder and Chief Executive
 Officer of Iomega, Inc.

         Richard Paver, Director. Dr. Richard Paver is a Family Practice Physician and Commander in the US Navy who currently serves as Senior Medical Officer (SMO) aboard the USS Iwo Jima. In 1988, Commander Paver was commissioned in the Medical Corps under the HPSP program, graduating from the College of Osteopathic Medicine of the Pacific in 1992. He performed his internship at Naval Hospital Camp Pendleton and completed his Residency in Family Practice in 1995. Immediately thereafter he reported for duty to Branch Medical Clinic, Sasebo, Japan where he served as staff physician. In October 1998, he reported to Naval Hospital, Okinawa, Japan where he served as Department Head of Evans and Bush Branch Medical Clinics. In July 2002, he reported to Naval Hospital, Rota, Spain where he has served in a variety of capacities of steadily increasing responsibility, and in his current role as Director of Medical Services since June 2004. Dr. Paver is an actively practicing physician with both outpatient and in-patient responsibilities, including obstetrics. He brings an interest and experience in performance improvement activities such as: IM/IT utilization in the practice setting; HIPPA implementation; cost, productivity and workload analyses; JCAHO sustainment and coding. Current appointments include the Executive Committee of the Medical Staff and the Executive Steering Committee. He has maintained board certification with the American Academy of Family Practice since 1995 with re-certification in July 2001.

         T. Marshall Wilde, Director. Mr. Wilde is Vice President Sales, for Clarity Systems, a Toronto based software company. From September 2002 to April 2005 he was country manager for Sybase Inc. Canada, a database company. Previously from September 2000 to September 2002 is served as Director, field Operation for SAP. From 1995 to 2000 hew was a Senior Account Executive with J.D. Edwards. He serves as a board member of Grenville Gold Corporation (TSX).

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation of our executive officers and directors during each of the fiscal years since inception of the Company. The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other benefits provided to such individual that are extended in connection with the conduct of our business. The value of such benefits cannot be precisely determined, but the executive officers named below did not receive other compensation in excess of the lesser of $50,000 or 5% of such officer's cash compensation exclusive of loans footnoted herein.

                               Annual Compensation
                          -------------------------------------------------------------------------------------
    Name & Position           Year            Salary            Bonus               Other Compensation
------------------------- -------------- ----------------- ----------------- ----------------------------------
William L. Sklar,             2005            22,000
President/Director
------------------------- -------------- ----------------- ----------------- ----------------------------------
Brian K Knight                2005            5,000
Former Director

                                 STOCK OWNERSHIP

         The following table sets forth certain information as of December 2, 2005 with respect to the beneficial ownership of common stock by (i) each person who to our knowledge beneficially owned or had the right to acquire more than 5% of the outstanding common stock, (ii) each of our directors and (iii) all our executive officers and directors as a group. As of December 2, 2005, we had 54,539,181 shares outstanding. Unless otherwise indicated, the address of each individual is C/O PaperFree Medical Solutions, Inc., 121 West Sycamore Street, Kokomo, Indiana 46901.

             Name and Address of Beneficial Owner(1)                Amount and Nature of    Percent of Class
                                                                      Beneficial Owner
------------------------------------------------------------------ ------------------------ ------------------
William L. Sklar                                                                 1,964,810        3.60%
                                                                                 ---------        -----
All Directors & Officers as a Group (1 persons)                                  1,964,810        3.60%
                                                                                 =========        =====

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.


                                  VOTING RIGHTS

         The following table sets forth, as of December 2, 2005, the persons who own all of the Series C Preferred Stock. The shares of outstanding Series C Preferred Stock have the number of votes equal to the number of votes of all outstanding shares of Common Stock plus one additional vote such that the holders of outstanding shares of Series C Preferred Stock shall always constitute a majority of the voting rights of the Company. Each of the persons named below have executed a written consent authorizing the actions described in this Information Statement. The address of each individual is C/O PaperFree Medical Solutions, Inc., 121 West Sycamore Street, Kokomo, Indiana 46901.

                                                                   Amount of Shares of Series C    Ownership of Class
             Name and Address of Beneficial Owner(1)                      Preferred Stock
------------------------------------------------------------------ ------------------------------ ---------------------
William L. Sklar                                                              30,000                      1/3
Richard Paver                                                                 30,000                      1/3
David L. Bailey                                                               30,000                      1/3
                                                                              ------                      ---
All Directors & Officers as a Group (3 persons)                               90,000                      All
                                                                              ======                      ===

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            None


                                     Page 5